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  Supplement dated July 1, 1998 to the May 1, 1998 Prospectuses for Class A, B
           and C shares of New England Growth Opportunities Fund and
                       New England Strategic Income Fund

The following information supplements the section in the Prospectuses captioned
                      "Buying Fund Shares - Sales Charges"

For the period from July 1, 1998 and September 30, 1998, the Distributor may reallow to participating investment dealers 100% of the sales charge on sales of Growth Opportunities Fund's and Strategic Income Fund's Class A shares on which a sales commission is paid. During this period, the Distributor may pay participating investment dealers an additional commission of 0.50% on sales of such Fund's Class B shares and on sales of $1,000,000 or more of such Funds' Class A shares, and an additional 0.25% on sales of such Funds' Class C shares.

For the purpose of the foregoing, "sales" do not include exchanges made at net asset value from another New England Fund.

                                                                       SP74-0698